UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 23, 2008

Kodiak Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-38558	65-0967706
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

734 7th Avenue S.W. Calgary, AB T2P 3P8 Canada
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	(403) 262-8044

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On October 23, 2008, the Company announced that it has terminated the financing previously announced on October 14, 2008 and reported on Form 8-K on October 14, 2008. After review by management and the Board of Directors, the Company decided to withdraw its offering effective immediately due to the unexpected extreme volatility in venture markets resulting in overall negative conditions and specifically the severe downturn in commodity prices compounded by Canadian/US dollar exchange rate fluctuations during the past two weeks.

  Item 9.01 – Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Name
Exhibit 99.1	News Release dated October 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Energy, Inc.

Date: October 27, 2008
	By:	/s/ William S. Tighe
William S. Tighe
	Its:	Chief Executive Officer and President